                                                                   EXHIBIT 99.1

                                 FIRST AMENDED
                            SERIES A PREFERRED STOCK
                               PURCHASE AGREEMENT

                                     AMONG

                       COMMUNITY HEALTH COMPUTING CORP.,

                        COMMUNITY HEALTH COMPUTING, INC.

                                      AND

                               ADAC LABORATORIES





                               FEBRUARY 24, 1995




                                 EXHIBIT "B"

                               TABLE OF CONTENTS

                                                                                                                           PAGE
1.       AGREEMENT TO SELL AND PURCHASE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

         1.1     Authorization of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         1.2     Sale and Purchase  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         1.3     Consideration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

2.       CLOSING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

         2.1     Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         2.2     Delivery . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND CHCI.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3

         3.1     Organization, Good Standing, Qualification and Subsidiaries  . . . . . . . . . . . . . . . . . . . . . .    3
         3.2     Capitalization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . ..    3
         3.3     Authorization; Binding Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . .  .    4
         3.4     Bankruptcy Court Filings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . .  .    4
         3.5     Notices in Bankruptcy Proceeding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . .  .    4
         3.6     No Change of Ownership . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . .  .    4
         3.7     No "Worthless Stock" Deduction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . .  .    4

4.       REPRESENTATIONS AND WARRANTIES OF PURCHASER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . ..    4

         4.1     Requisite Power and Authority  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
         4.2     Consents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5

5.       COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5

         5.1     Bankruptcy Court and Other Approvals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
         5.2     Hart-Scott-Rodino Compliance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
         5.3     Operation of Business  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
         5.4     Preservation of Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
         5.5     Executory Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
         5.6     No "Worthless Stock" Deduction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
         5.7     Purchaser Access . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
         5.8     Bankruptcy Court Filings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6





                                                                 i.

                               TABLE OF CONTENTS

                                                                                                                           Page
6.       CONDITIONS TO CLOSING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6

         6.1     Conditions to Purchaser's Obligations to Establish Closing Date and Close  . . . . . . . . . . . . . . .    6
         6.2     Additional Conditions to Purchaser's Obligation to Close.  . . . . . . . . . . . . . . . . . . . . . . .    8
         6.3     Conditions to the Company's Obligation to Close. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8

7.       TERMINATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9

         7.1     Termination by Mutual Consent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
         7.2     Termination by Purchaser . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
         7.3     Termination by the Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
         7.4     Effect of Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9

8.       MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9

         8.1     Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
         8.2     Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
         8.3     Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
         8.4     Separability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         8.5     Amendment and Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         8.6     Delays or Omissions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         8.7     Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         8.8     Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
         8.9     Attorneys' Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
         8.10    Titles and Subtitles . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         8.11    Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12





                                                                 ii.

                               INDEX TO EXHIBITS


Exhibit A        Restated Certificate of Incorporation of the Company

Exhibit B        Form of Modification of Loan Agreements

Exhibit C        Form of Termination of Call Agreement

Exhibit D        Form of Opinion of Counsel to the Company and CHCI

Exhibit E        Form of Opinion of Counsel to Purchaser


                                     iii.

                                 FIRST AMENDED
                  SERIES A PREFERRED STOCK PURCHASE AGREEMENT


         THIS FIRST AMENDED SERIES A PREFERRED STOCK PURCHASE AGREEMENT (the "AGREEMENT") is entered into as of February __, 1995 among COMMUNITY HEALTH COMPUTING CORP., a Delaware corporation (the "Company"), COMMUNITY HEALTH COMPUTING, INC., a Texas corporation ("CHCI"), and ADAC LABORATORIES, a California corporation ("Purchaser").

                                    RECITALS

         A. On December 7, 1994 (the "Filing Date"), the Company and CHCI commenced separate cases under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") by filing voluntary petitions with the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the "Bankruptcy Court"), which Chapter 11 cases are now pending as Case Nos. 94-48483-H2-11 and 94-48484-H3-11 and are collectively hereinafter referred to as the "Chapter 11 Case". No trustee has been appointed, and the Company and CHCI continue to operate their respective businesses and are in possession of their property as debtors-in-possession.

         B. On December 7, 1994, the Company, CHCI and Purchaser entered into a Post-Petition Financing Agreement (the "Post-Petition Financing Agreement") pursuant to which Purchaser has provided the Company and CHCI with debt financing, secured by a lien on substantially all of their assets, in the aggregate amount of approximately $______________.

         C. On January 12, 1995, CHCC and CHCI filed with the Bankruptcy Court their proposed Plan of Reorganization, together with a proposed form of Disclosure Statement with respect thereto (the "Disclosure Statement").

         D. On January 12, 1995, the parties hereto entered into a Series A Preferred Stock Purchase Agreement pursuant to which Purchaser shall acquire four million (4,000,000) shares of the Company's Series A Preferred Stock.

         E. Pursuant to a letter dated January 12, 1995, the parties agreed, among other things, to amend Section 6.1(e) of the Series A Preferred Stock Purchase Agreement.

         F. The Company and CHCI have prepared and reviewed with Purchaser, and intend to file with the Bankruptcy Court forthwith, their proposed First Amended Plan of Reorganization (the "Amended Plan"), together with a proposed form of Disclosure Statement with respect thereto (the "Disclosure Statement").

         G. The Amended Plan contemplates, among other things, (i) the forgiveness by Purchaser of the obligations of the Company and CHCI to pay an aggregate of four million dollars ($4,000,000) of principal and interest owed to Purchaser under the Post-Petition





                                      1.

Financing Agreement and/or that certain Loan Agreement dated as of November 30, 1994 among the Company, CHCI and Purchaser, and (ii) in consideration of such forgiveness of indebtedness, the issuance by the Company to Purchaser of an aggregate of four million (4,000,000) shares of a new series of the Company's preferred stock, designated Series A Preferred Stock (the "Shares"), which, together with any shares of common stock that may be issued to Purchaser upon voluntary conversion thereof and certain options to purchase shares of common stock to be issued pursuant to Purchaser's direction, will constitute all of the outstanding equity securities of the Company immediately after the Closing (as defined in Section 2 below).

         H. The Company desires to sell and issue, and Purchaser desires to purchase, the Shares on the terms and conditions set forth herein and in the Amended Plan and the Disclosure Statement.

         NOW, THEREFORE, the parties hereby agree that the Series A Preferred Stock Purchase Agreement dated January 12, 1995 shall be restated and amended to read in its entirety as follows:

                                   AGREEMENT

         1.      AGREEMENT TO SELL AND PURCHASE.

                 1.1 AUTHORIZATION OF SHARES. On or prior to the Closing Date (as defined in Section 2 below), the Company shall have authorized the sale and issuance to Purchaser of the Shares having the rights, preferences, privileges and restrictions set forth in the Amended and Restated Certificate of Incorporation of the Company, in the form attached hereto as Exhibit A (the "Restated Certificate").

                 1.2 SALE AND PURCHASE. Subject to the terms and conditions hereof, at the Closing (as defined in Section 2 below), the Company hereby agrees to issue and sell the Shares to Purchaser, and Purchaser agrees to purchase the Shares from the Company, for the consideration and otherwise on the terms and conditions set forth herein.

                 1.3 CONSIDERATION. In full payment for the Shares, at the Closing, Purchaser will:

                          (a)     deliver to the Company and CHCI a duly
executed Modification of Loan Agreements in the form attached hereto as Exhibit B against delivery by the Company and CHCI of duly executed counterparts of such agreement; and

                          (b)     deliver to the other parties to the Call
Agreement dated as of November 29, 1994 between Purchaser and certain shareholders of the Company a duly executed Termination of Call Agreement in the form attached hereto as Exhibit C against delivery by all of such shareholders of duly executed counterparts of such agreement.





                                      2.

         2.      CLOSING.

                 2.1 CLOSING. Within ten (10) business days after the first date on which all of the conditions to Purchaser's obligation to close set forth in Section 6.1 are satisfied (the "Condition Satisfaction Date"), Purchaser shall notify the Company as to the date, time and location for the closing of the sale and purchase of the Shares under this Agreement (the "Closing"). The date so specified (the "Closing Date") shall be as soon as reasonably practicable (but in any event within thirty 30 days) after the Condition Satisfaction Date.

                 2.2 DELIVERY. At the Closing, subject to the terms and conditions hereof, the Company will deliver to Purchaser a certificate representing the Shares against delivery by Purchaser of the consideration therefor.

         3.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND CHCI.

                 Each of the Company and CHCI hereby represents and warrants to Purchaser as follows:

                 3.1      ORGANIZATION, GOOD STANDING, QUALIFICATION AND
                          SUBSIDIARIES.

                          (a)     THE COMPANY.  The Company is a corporation
duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets, execute, deliver and perform its obligations under this Agreement, and carry on its business as presently conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business. The Company owns all of the outstanding equity securities of CHCI. The Company is not a participant in any joint venture, partnership or similar arrangement.

                          (b)     CHCI.  CHCI is a corporation duly organized,
validly existing and in good standing under the laws of the State of Texas. CHCI has all requisite corporate power and authority to own and operate its properties and assets, execute, deliver and perform its obligations under this Agreement, and carry on its business as presently conducted. CHCI is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on CHCI or its business. The Company owns all of the outstanding equity securities of CHCI, and CHCI owns no equity securities of any other corporation, limited partnership or similar entity other than shares of CHC (UK) Ltd. CHCI is not a participant in any joint venture, partnership or similar arrangement.

                 3.2      CAPITALIZATION.  Immediately prior to the Closing:
(a) the authorized capital stock of the Company will consist of Twenty Million (20,000,000) shares of Common





                                      3.

Stock, par value $.0001 per share, none of which will be outstanding, and Ten Million (10,000,000) shares of Preferred Stock, par value $.0001 per share, Four Million (4,000,000) shares of which will be designated Series A Preferred Stock, none of which will be outstanding; (b) the rights, preferences, privileges and restrictions of the Shares will be as stated in the Restated Certificate; (c) there will be no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or shareholder agreements, or agreements of any kind for the purchase or acquisition from the Company of any of its securities; and (d) the Company will have no obligation to repurchase any of its capital stock.

                 3.3 AUTHORIZATION; BINDING OBLIGATIONS. All corporate action on the part of the Company, CHCI, their respective officers, directors and shareholders necessary for the authorization of this Agreement, the performance of all obligations of the Company and CHCI hereunder and the authorization, sale, issuance and delivery of the Shares pursuant hereto has been taken or will be taken prior to the Closing. This Agreement is a valid and binding obligation of the Company and CHCI, enforceable against the Company and CHCI in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights or general principles of equity that restrict the availability of equitable remedies. When issued in compliance with the provisions of this Agreement and the Restated Certificate, the Shares will be validly issued, fully paid and nonassessable. The sale of the Shares is not subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

                 3.4 BANKRUPTCY COURT FILINGS. Each of the Company and CHCI has delivered to Purchaser complete and accurate copies of all filings made with the Bankruptcy Court by it in connection with the Chapter 11 Case.

                 3.5 NOTICES IN BANKRUPTCY PROCEEDING. Each of the Company and CHCI has given proper notice of the commencement of, and of all motions, complaints and other events in, its Chapter 11 Case to all creditors, equity interest holders and other parties in interest as and to the extent required by applicable provisions of the Bankruptcy Code and the rules thereunder.

                 3.6 NO CHANGE OF OWNERSHIP. Neither the Company nor CHCI has, at any time since December 7, 1991, experienced an "ownership change" within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended.

                 3.7 NO "WORTHLESS STOCK" DEDUCTION. The Company has not claimed, on any federal or state income tax return, any "worthless stock" deduction with respect to its investment in or equity securities of CHCI.

         4. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser hereby represents and warrants to the Company and CHCI as follows:

                 4.1 REQUISITE POWER AND AUTHORITY. Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and to perform its obligations hereunder. All action on Purchaser's part required for the lawful





                                      4.

execution and delivery of this Agreement have been taken or will be taken prior to the Closing. This Agreement is a valid and binding obligation of Purchaser, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights and general principles of equity that restrict the availability of equitable remedies.

                 4.2 CONSENTS. All consents, approvals, orders, authorizations, registrations, qualifications, designations, declarations or filings with any governmental or banking authority on the part of Purchaser required in connection with the consummation of the transactions contemplated by this Agreement have been or shall have been obtained prior to and be effective as of the Closing.

         5.      COVENANTS.

                 5.1      BANKRUPTCY COURT AND OTHER APPROVALS.   Each of the
Company and CHCI agrees to use its best efforts to obtain promptly the approval of the Disclosure Statement and confirmation of the Amended Plan by the Bankruptcy Court through the entry of an order to that effect (the "Confirmation Order") and promptly to prepare all filings, applications and notices preliminary to obtaining such Bankruptcy Court approvals and all other approvals and permits that Purchaser may deem necessary or desirable in connection with the transactions contemplated by this Agreement. Each of the Company and CHCI further agrees that it will not, without Purchaser's consent, seek or approve any modification or amendment of the Amended Plan affecting Purchaser's rights or obligations thereunder or hereunder or revocation of confirmation of the Amended Plan.

                 5.2 HART-SCOTT-RODINO COMPLIANCE. Each of the Company and CHCI agrees to cooperate with Purchaser for the purpose of taking such actions, if any, as may be deemed by Purchaser to be necessary or desirable in order to effect compliance with the Hart-Scott- Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"). The parties understand that Purchaser intends to prepare and file any notification required by the HSR Act after satisfaction of all of the conditions set forth in Section 6.1, other than the condition set forth in Sections 6.1(b), (e) and (f). Purchaser reserves the right to file such notification at any time prior to the satisfaction of such conditions.

                 5.3 OPERATION OF BUSINESS. Prior to the Closing, except as required by law or Bankruptcy Court order, each of the Company and CHCI will operate its business (other than such assets that are necessary to the businesses owned by the Company or CHCI and operated principally in Atlanta, Georgia and Dallas, Texas) only in the ordinary course of business and consistent with prior practices, keeping available its present employees and preserving the goodwill of all customers, suppliers and others having business relationships with the Company and/or CHCI.

                 5.4 PRESERVATION OF ASSETS. Prior to the Closing, the Company will not dispose or agree to dispose of any portion of the equity securities of CHCI owned by it. Prior to the Closing, except in the ordinary course of business or with Purchaser's prior written





                                      5.

approval, neither the Company nor CHCI will dispose or suffer the loss of any material asset heretofore utilized in its business, other than (a) the stock of CHC (UK) Ltd. or (b) assets that are (i) necessary to the businesses owned by the Company or CHCI and operated principally in Atlanta, Georgia and Dallas, Texas, and (ii) not necessary to, or used in, the remaining core businesses of the Company or CHCI.

                 5.5 EXECUTORY CONTRACTS. Prior to the Closing, except with Purchaser's prior written approval, neither the Company nor CHCI will (a) reject or forego any opportunity to renew any contract to which it is a party which may be material to the operation of the remaining core businesses of the Company or CHCI after the Closing, or (b) affirm or renew any contract to which it is a party which may entail any material obligation or liability on the part of the Company or CHCI after the Closing.

                 5.6 NO "WORTHLESS STOCK" DEDUCTION. Prior to the Closing, the Company will not claim, on any federal or state income tax return, any "worthless stock" deduction with respect to its investment in or equity securities of CHCI.

                 5.7 PURCHASER ACCESS. Prior to the Closing, each of the Company and CHCI will allow Purchaser and its authorized representatives to have full access during normal business hours to all of the Company's properties, assets, records, contracts and other documents and will provide Purchaser and its authorized representatives with such financial and other information as Purchaser may from time to time request.

                 5.8 BANKRUPTCY COURT FILINGS. Prior to the Closing, each of the Company and CHCI will deliver to Purchaser, mailed within one (1) day after their filing, complete and accurate copies of all filings made by it with the Bankruptcy Court in connection with the Chapter 11 Case.

         6.      CONDITIONS TO CLOSING.

                 6.1 CONDITIONS TO PURCHASER'S OBLIGATIONS TO ESTABLISH CLOSING DATE AND CLOSE. Purchaser's obligation to establish a Closing Date pursuant to Section 2.1 is subject to the satisfaction of all of the following conditions, except for the condition set forth in Sections 6.1(b), (e) and (f), no later than 5:00 p.m. on April 14, 1995 (or such later date as Purchaser, in its sole discretion, may accept), and Purchaser's obligation to purchase the Shares at the Closing is subject to the satisfaction of all of the following conditions as of the Closing Date:

                          (a)     AMENDED PLAN OF REORGANIZATION.  (i) The
Confirmation Order confirming the Amended Plan shall have been entered, (ii) Purchaser shall be satisfied, in its sole discretion, with the form of the Confirmation Order, (iii) the Confirmation Order shall remain in effect, and
(iv) the implementation of the Confirmation Order shall not have been stayed or enjoined.





                                      6.

                          (b)     HART-SCOTT-RODINO COMPLIANCE.  Any applicable
waiting period under the HSR Act shall have expired or been terminated.

                          (c)     OTHER CONSENTS, PERMITS AND WAIVERS.  The
Company and CHCI shall have obtained any and all material consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement (except for compliance with the HSR Act and such consents, permits and waivers as may be properly obtained subsequent to the Closing).

                          (d)     NO MATERIAL ADVERSE CHANGE.  Purchaser shall
be satisfied, in its reasonable discretion, that there has been no material adverse change since the date of this Agreement in the business, assets, results of operations or financial condition of the Company or CHCI (without regard for any change in the business, assets, results of operations or financial condition of any subsidiary, business unit or other portion of the Company or CHCI that, pursuant to the Amended Plan, will not be owned by the Company or CHCI immediately after the Closing except to the extent such change also affects the business, assets, results of operations or financial condition of those portions of the Company and CHCI that, pursuant to the Amended Plan, will be owned by the Company or CHCI immediately after the Closing).

                          (e)     EXECUTORY CONTRACTS.  With respect to each
executory contract of the Company or CHCI set forth on Schedule 6.1(e) to the Agreement (which schedule shall be completed by Purchaser on or prior to February 28, 1995), Purchaser shall be reasonably satisfied with any renewal or other arrangements that it may reasonably deem necessary or advisable for the Company or CHCI to enter into. To the extent that any executory contract of the Company or CHCI is not identified in the schedules of assets and liabilities filed by the Company and CHCI with the Bankruptcy Court in January 1995, then Purchaser, in its reasonable discretion, shall have the right to deem any such contract or contracts to be material to the business of the Company or CHCI after the Closing and Purchaser shall be reasonably satisfied with any renewal or other arrangements that it may deem necessary or advisable for the Company or CHCI to enter into with respect to such contract or contracts. Notwithstanding the foregoing, this Section 6.1(e) shall not apply to any executory contract of the Company or CHCI pursuant to which the Company's or CHCI's sole material obligation is to provide maintenance services or parts to an existing customer of the Company or CHCI.

                          (f)     REPRESENTATIONS AND WARRANTIES TRUE;
PERFORMANCE OF OBLIGATIONS. The representations and warranties made by the Company and CHCI in Section 3 hereof shall be true and correct in all material respects as of the Closing Date with the same force and effect as if they had been made as of the Closing Date, and the Company and CHCI shall have performed all obligations and conditions herein required to be performed or observed by them at or prior to the Closing.

                          (g)     PROCEEDINGS AND DOCUMENTS.  All corporate and
other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to Purchaser and its counsel, and Purchaser and its counsel shall have received all such





                                      7.

counterpart originals or certified or other copies of such documents as they may reasonably request.

                 6.2 ADDITIONAL CONDITIONS TO PURCHASER'S OBLIGATION TO CLOSE. Purchaser's obligation to purchase the Shares at the Closing is subject to the continued satisfaction on the Closing Date of all of the conditions set forth in Section 6.1 and also to the satisfaction on the Closing Date of the following conditions:

                          (a)     FILING OF RESTATED CERTIFICATE.  The Restated
Certificate shall have been filed with the Secretary of State of the State of Delaware.

                          (b)     BOARD OF DIRECTORS AND OFFICERS.  Either by
operation of the Confirmation Order or otherwise, all of the pre- confirmation directors and officers of the Company shall have resigned all positions and offices held with the Company, effective on or prior to the Closing Date, and the directors and officers of the Company shall consist solely of such persons as Purchaser shall have designated.

                          (c)     LEGAL OPINION.  Purchaser shall have received
a legal opinion, addressed to it, from Verner, Liipfert, Bernhard, McPherson and Hand, Chartered, counsel to the Company and CHCI, in the form attached hereto as Exhibit D.

                 6.3 CONDITIONS TO THE COMPANY'S OBLIGATION TO CLOSE. The Company's obligation to issue and sell the Shares at the Closing is subject to the satisfaction, on or prior to the Closing, of the following conditions:

                          (a)     POST-CONFIRMATION LOAN AGREEMENT.  Purchaser
shall have delivered to CHCI the consideration provided for in that certain First Amended Post-Confirmation Loan Agreement of even date between CHCI and Purchaser.

                          (b)     REPRESENTATIONS AND WARRANTIES TRUE.  The
representations and warranties made by Purchaser in Section 4 hereof shall be true and correct in all material respects at the Closing Date, with the same force and effect as if they had been made on and as of the Closing Date.

                          (c)     PERFORMANCE OF OBLIGATIONS.  Purchaser shall
have performed and complied with all agreements and conditions herein required to be performed or complied with by Purchaser on or before the Closing.

                          (d)     CONSENTS, PERMITS, AND WAIVERS.  Purchaser
shall have obtained any and all material consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement (except for such as may be properly obtained subsequent to the Closing).

                          (e)     LEGAL OPINION.  The Company shall have
received a legal opinion, addressed to it, from Purchaser's counsel, in the form attached hereto as Exhibit E.





                                      8.

         7.      TERMINATION.

                 7.1 TERMINATION BY MUTUAL CONSENT. At any time prior to Closing, this Agreement may be terminated by mutual written consent of the Company, CHCI and Purchaser.

                 7.2 TERMINATION BY PURCHASER. At any time prior to Closing, this Agreement may be terminated by Purchaser, upon ten (10) days written notice to the Company, if (a) any of the representations and warranties set forth in Section 3 is inaccurate in any material respect and such inaccuracy is not cured within such 10-day period, (b) the Company or CHCI fails in any material respect to perform any material obligation of the Company or CHCI hereunder and such failure is not cured within such 10-day period, (c) the Amended Plan is filed, modified or amended in a manner affecting Purchaser which Purchaser, in its sole discretion, deems unsatisfactory, or (d) for any other reason (other than Purchaser's failure to perform any obligation of Purchaser hereunder), the Closing has not occurred by June 14, 1995.

                 7.3 TERMINATION BY THE COMPANY. At any time prior to Closing, this Agreement may be terminated by the Company, upon ten (10) days written notice to Purchaser, if (a) any of the representations and warranties set forth in Section 4 is inaccurate in any material respect and such inaccuracy is not cured within such 10-day period, (b) Purchaser fails in any material respect to perform any material obligation of Purchaser hereunder and such failure is not cured within such 10-day period, or (c) for any other reason (other than the Company's failure to perform any obligation of the Company or CCHI hereunder), the Closing has not occurred by June 14, 1995.

                 7.4 EFFECT OF TERMINATION. Upon any termination of this Agreement pursuant to and in accordance with this Section 7, this Agreement shall forthwith become void, no party shall have any liability to any other party or any third party hereunder or with respect hereto, any amounts remaining owing by the Company or CHCI to Purchaser under the Post-Petition Financing Agreement shall immediately become due and payable, and Purchaser shall have no further obligation to provide financing or perform any other acts under the Post-Petition Financing Agreement.

         8.      MISCELLANEOUS.

                 8.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of Texas.

                 8.2 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

                 8.3 ENTIRE AGREEMENT. This Agreement, the Exhibits hereto and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof, and no party shall be liable or bound to





                                      9.

any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

                 8.4 SEPARABILITY. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                 8.5 AMENDMENT AND WAIVER. This Agreement may be amended or modified only upon the written consent of the parties, and the rights of a party hereto may be waived only with the written consent of that party.

                 8.6 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to a party, upon any breach, default or noncompliance by the other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. All remedies under this Agreement shall be cumulative and not alternative.

                 8.7 NOTICES. All notices to be given hereunder shall be in writing and shall be delivered by the quickest practical available method of delivery (which shall be presumed to be by hand delivery or by facsimile with hard copy to follow by U.S. Mail as to Purchaser and the Company or CHCI). All notices to Purchaser and the Company or CHCI shall be delivered as follows:

         If to Purchaser, to:                      ADAC LABORATORIES
                                                   540 Alder Drive
                                                   Milpitas, California  95035
                                                   Attention:       Chief Financial Officer
                                                   Telephone:       (408) 321-9100
                                                   Facsimile:       (408) 321-9686

            with copies to:                        COOLEY GODWARD CASTRO HUDDLESON & TATUM
                                                   One Maritime Plaza, 20th Floor
                                                   San Francisco, California  94111
                                                   Attention:       Kenneth L. Guernsey
                                                   Telephone:       (415) 693-2000
                                                   Facsimile:       (415) 951-3699





                                     10.

            and to:                                GOLDBERG STINNETT MEYERS & DAVIS
                                                   A Professional Corporation
                                                   44 Montgomery Street
                                                   Suite 2900
                                                   San Francisco, California  94104
                                                   Attention:       Merle C. Meyers
                                                   Telephone:       (415) 362-5045
                                                   Facsimile:       (415) 362-2392

         IF TO THE COMPANY OR CHCI, TO:            COMMUNITY HEALTH COMPUTING CORP.
                                                   COMMUNITY HEALTH COMPUTING, INC.
                                                   5 Greenway Plaza, Suite 1900
                                                   Houston, Texas  77046
                                                   Attention:       President
                                                   Telephone:       (713) 960-1907
                                                   Facsimile:       (713) 960-0164

            with a copy to:                        VERNER, LIIPFERT, BERNHARD, MCPHERSON AND
                                                   HAND, CHARTERED
                                                   2600 Texas Commerce Tower
                                                   Houston, Texas  77002
                                                   Attention:       John F. Higgins, Esq.
                                                   Telephone:       (713) 237-9034
                                                   Facsimile:       (713) 237-1216

            and to:                                HOLLEB & COFF
                                                   55 East Monroe Street
                                                   Chicago, IL 60603-5896
                                                   Attention:       Bruce Dopke
                                                   Telephone:       (312) 807-3900
                                                   Facsimile:       (312) 807-4600

And such notice shall be deemed to have been given upon delivery.

                 8.8 EXPENSES. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of the Agreement.

                 8.9 ATTORNEYS' FEES. In the event that any dispute between the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.





                                     11.

                 8.10 TITLES AND SUBTITLES. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                 8.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.


         IN WITNESS WHEREOF,the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.


THE COMPANY:                          PURCHASER:

COMMUNITY HEALTH                      ADAC LABORATORIES
  COMPUTING CORP.



By: /s/ JOHN W. DOMINGUEZ             By: /s/ MARK L. LAMP

    -----------------------------        --------------------------------------
Title: President & C.E.O.             Title: President, HealthCare Info Systems
      ---------------------------           -----------------------------------

Address: CHC                          Address: ADAC Laboratories
         5 Greenway Plaza,                     540 Alder Drive
         Suite 1900                            Milpitas, CA 95035
         Houston, TX 70046


CHCI:

COMMUNITY HEALTH
  COMPUTING, INC.



By:  /s/ JOHN W. DOMINGUEZ
   ------------------------------
Title: President & C.E.O.
      ---------------------------
Address: CHC
         5 Greenway Plaza,
         Suite 1900
         Houston, TX 77046



                                     12.

                                SCHEDULE 6.1(E)

                              EXECUTORY CONTRACTS


Purchaser shall provide the Company with a list of contracts by February 28, 1995. The schedule shall include only those agreements with a term that expires on or before December 31, 1995 and shall not include agreements pursuant to which the Company's or CHCI's sole material obligation is to provide maintenance services or parts to an existing customer of the Company or CHCI.